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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 9, 2003

                              --------------------

                           MERCANTILE BANK CORPORATION
             (Exact name of registrant as specified in its charter)



           MICHIGAN                    000-26719               38-3360865
(State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                 Number)           Identification Number)



5650 BYRON CENTER AVENUE SW, WYOMING, MICHIGAN                          49509
  (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code                  616-406-3777





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Exhibit Number                              Description
--------------                              -----------

         99.1 Press release of Mercantile Bank Corporation reporting financial results and earnings for the first quarter of 2003




ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Earnings Release. On April 9, 2003, Mercantile Bank Corporation issued a press release reporting financial results and earnings for its first quarter of 2003, which ended March 31, 2003. A copy of the press release is attached as
Exhibit 99.1.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MERCANTILE BANK CORPORATION


                                      By:/s/ Charles E. Christmas
                                         ---------------------------------------
                                           Charles E. Christmas
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer


Date:  April 9, 2003






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                                  EXHIBIT INDEX


Exhibit Number                              Description
--------------                              -----------

         99.1 Press release of Mercantile Bank Corporation reporting financial results and earnings for the first quarter of 2003